SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange
                           Act of 1934

Date of Report (Date of earliest event reported): March 1, 1999

                          NAVIDEC, Inc.
                    ___________________________
      (Exact name of registrant as specified in its charter)

   Colorado                    0-29098                33-0502730
_____________________________  ___________         _____________

(State or other jurisdiction   (Commission         (IRS Employer
       of incorporation)       File Number)   Identification No.)


14 Inverness Drive, Suite F-116, Englewood CO              80112
_____________________________________________       ____________
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:(303)790-7565

Item 4.  Changes in Registrant's Certifying Accountant.

     On March 1, 1999, NAVIDEC, Inc. (the "Company") engaged Arthur Andersen LLP to replace Hein + Associates, LLP as the Company's independent accountant to audit the Company's financial statements for the year ended December 31, 1998. Hein + Associates, LLP was dismissed as the Company's independent accountant on the same date. The Audit Committee of the Company's Board of Directors approved the change in the Company's independent accountant.

     The independent auditor's report of Hein + Associates, LLP dated March 5, 1998 for the Company's financial statements for the year ended December 31, 1997 did not contain an adverse opinion or a disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles.

     During the Company's two most recent fiscal years and through the date of the dismissal of Hein + Associates, LLP, the Company did not have any disagreements with Hein + Associates, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     The letter of Hein + Associates, LLP required by Item 4 of
Form 8-K, as referenced in Item 304(a)(3) of Regulation S-B, is filed as Exhibit 99.1 to this report.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

         99.1     Letter from Hein + Associates, LLP dated
                  March 8, 1999.



                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 8, 1999             NAVIDEC, Inc.


                                By: /s/Ralph Armijo
                                    Ralph Armijo,
                                    President and Chief Executive
                                    Officer